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Exhibit 10.25

HALCÓN RESOURCES CORPORATION

SECOND AMENDED AND RESTATED
SUMMARY OF NON-EMPLOYEE DIRECTOR COMPENSATION
Adopted March 9, 2016

        Each non-employee member serving on the Board of Directors (each, a "Director," and collectively, the "Directors") of Halcón Resources Corporation (the "Company") shall be paid compensation in the form of cash, represented in an annual amount, as set forth in the summary below:

Amount(1)
Annual Retainer:	$198,000
Additional Annual Retainer:
Lead Director	$50,000
Additional Annual Retainers—Chair:
Audit Committee Chair	$25,000
Compensation Committee Chair	$15,000
Nominating and Corporate Governance Committee Chair	$12,500
Reserves Committee Chair	$12,500
Additional Annual Retainers—Committee Member:
Audit Committee Member	$7,500
Compensation Committee Member	$5,000
Nominating and Corporate Governance Committee Member	$5,000
Reserves Committee Member	$5,000

(1)
Payable in monthly installments and pro-rated for partial year terms.

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  Exhibit 10.25
HALCÓN RESOURCES CORPORATION SECOND AMENDED AND RESTATED SUMMARY OF NON-EMPLOYEE DIRECTOR COMPENSATION Adopted March 9, 2016